SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

30.	SUBSEQUENT EVENTS

In January 2018, the Company took delivery of the VLCC newbuildings Front Empire and Front Princess and the LR2/Aframax newbuilding Front Polaris.

In February 2018 the Company extended the terms of its senior unsecured loan facility of up to $275.0 million with an affiliate of Hemen Holding Ltd by 12 months. Following the extension, the facility is repayable in November 2019.

In the first quarter of 2018, the Company sold 4.7 million shares in DHT for total consideration of $17.8 million. All shares held in DHT have now been disposed of.

In February 2018, the Company agreed with Ship Finance to terminate the long-term charter for the 1999-built VLCC Front Circassia upon the sale and delivery of the vessel by Ship Finance to an unrelated third party. The charter with Ship Finance terminated in February and the charter counter party Frontline Shipping Limited; a non recourse subsidiary of Frontline, has agreed to pay a compensation of approximately $8.9 million for the termination of the charter to Ship Finance, which will be recorded as an interest-bearing note payable by FSL. The termination will reduce obligations under capital leases by approx. $20.6 million. The Company expects to record a loss on termination, including this termination payment, of $5.5 million in the first quarter of 2018.